UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

       Pursuant to Sec. 13 or 15(d) of the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): September 25, 2002


     GS MORTGAGE SECURITIES CORP (as Depositor under the Trust Agreement, dated as of April 1, 2002 providing for the issuance of GSR Mortgage Loan Trust 2002-2 Mortgage Pass-Through Certificates, Series 2002-2)


                           GS MORTGAGE SECURITIES CORP
             (Exact name of registrant as specified in its charter)


           Delaware                333-68812-02                13-6357101
(State or other jurisdiction     (Commission File Number)    (IRS Employer
of incorporation or organization)                           Identification No.)

                               85 Broad Street
                               New York, NY 10004
                    (Address of principal executive offices)


      Registrant's telephone number, including area code : (212) 902-1000

                                       N/A
         (Former name or former address, if changed since last report)

Item 5.   Other Events.

     This report and the attached exhibit is being filed with respect to the Registrant's GSR Mortgage Loan Trust 2002-2 Mortgage Pass-through Certificates, Series 2002-2 (the "Certificates") pursuant to "no-action" positions taken by the Securities and Exchange Commission with respect to alternative means of satisfying the Registrant's reporting obligations under the Securities Exchange Act of 1934, as amended. The Certificates were issued, and this report and exhibit is being filed, pursuant to the terms of the Trust Agreement, dated as of April 1, 2002 among GS Mortgage Securities Corporation as depositor, Bank of America N.A as servicers, and JPMorgan Chase Bank as Trustee.

     On September 25, 2002 distributions were made to the Certificateholders. Specific information with respect to the distributions is filed as Exhibit 99.1. No other reportable transactions or matters have occurred during the current reporting period.

Item 7. Financial Statements and Exhibits.

           (a) Not applicable

           (b) Not applicable

           (c) The following exhibit is filed as part of this report:

               Statement to Certificateholders on September 25, 2002 is filed as
               Exhibit 99.1 hereto.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                   JPMORGAN CHASE BANK, not in its individual capacity but solely as Trustee under the Agreement referred to herein




Date:  October 1, 2002        By: /s/ Mark W. McDermott
                                  --------------------------------------------
                                  Mark W. McDermott
                                  Assistant Vice President

INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits

        99.1             Monthly Certificateholder Statement on
                         September 25, 2002

                                  Exhibit 99.1

             Monthly Certificateholder Statement on September 25, 2002


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


                                            GSR MORTGAGE LOAN TRUST 2002-2
                                            STATEMENT TO CERTIFICATEHOLDERS
                                                   September 25, 2002
-----------------------------------------------------------------------------------------------------------------------------------
                                  DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
              Original     Beginning                                                                                  Ending
                Face       Principal                                                       Realized      Deferred    Principal
Class          Value       Balance          Principal      Interest       Total            Losses        Interest     Balance
-----------------------------------------------------------------------------------------------------------------------------------
A1A         141,700,000.00             0.00             0.00          0.00           0.00    0.00           0.00                0.00
A1B         196,500,000.00   131,687,003.91    76,283,151.47    400,218.75  76,683,370.22    0.00           0.00       55,403,852.44
A1C         432,000,000.00   432,000,000.00             0.00  1,976,760.00   1,976,760.00    0.00           0.00      432,000,000.00
A1D         176,777,000.00   176,777,000.00             0.00    886,242.03     886,242.03    0.00           0.00      176,777,000.00
A2          130,952,000.00    88,645,066.80     7,659,934.55    467,011.76   8,126,946.31    0.00           0.00       80,985,132.25
B1            9,924,000.00     9,879,305.89        11,526.03     56,509.63      68,035.66    0.00           0.00        9,867,779.86
B2            6,065,000.00     6,037,685.43         7,044.07     34,535.56      41,579.63    0.00           0.00        6,030,641.36
B3            4,411,000.00     4,391,134.44         5,123.06     25,117.29      30,240.35    0.00           0.00        4,386,011.38
B4            1,103,000.00     1,098,032.48         1,281.06      6,280.75       7,561.81    0.00           0.00        1,096,751.42
B5            1,103,000.00     1,098,032.48         1,281.06      6,280.75       7,561.81    0.00           0.00        1,096,751.42
B6            2,206,760.00     2,196,821.55         2,562.95     12,565.82      15,128.77    0.00           0.00        2,194,258.60
R1                  100.00             0.00             0.00          0.01           0.01    0.00           0.00                0.00
R2                  100.00             0.00             0.00          0.01           0.01    0.00           0.00                0.00
R3                  100.00             0.00             0.00          0.01           0.01    0.00           0.00                0.00
TOTALS    1,102,742,060.00   853,810,082.98    83,971,904.25  3,871,522.37  87,843,426.62    0.00           0.00      769,838,178.73

X1          946,977,000.00   740,464,003.91             0.00    922,283.65     922,283.65    0.00           0.00      664,180,852.44
X2          130,952,000.00    88,645,066.80             0.00     83,223.40      83,223.40    0.00           0.00       80,985,132.25
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------    ---------------------------
Factor Information Per $1,000 of Original Face                                                              Pass-through Rates
---------------------------------------------------------------------------------------------------    ---------------------------
                                                                                                                    Current
                         Beginning                                                   Ending             Class      Pass-thru
Class     cusip         Principal       Principal       Interest       Total        Principal                      Rate (%)
---------------------------------------------------------------------------------------------------    ---------------------------
A1A    36229RBH1         0.00000000    0.00000000      0.00000000   0.00000000            0.00000000     A1A           2.731000 %
A1B    36229RBJ7       670.16286977  388.20942224      2.03673664 390.24615888          281.95344753     A1B           3.647000 %
A1C    36229RBK4     1,000.00000000    0.00000000      4.57583333   4.57583333        1,000.00000000     A1C           5.491000 %
A1D    36229RBL2     1,000.00000000    0.00000000      5.01333335   5.01333335        1,000.00000000     A1D           6.016000 %
A2     36229RBM0       676.92793390   58.49421582      3.56628200  62.06049782          618.43371808     A2            6.322000 %
B1     36229RBQ1       995.49636135    1.16142987      5.69423922   6.85566909          994.33493148     B1            6.864000 %
B2     36229RBR9       995.49636109    1.16142951      5.69423908   6.85566859          994.33493157     B2            6.864000 %
B3     36229RBS7       995.49635910    1.16142825      5.69423940   6.85566765          994.33493085     B3            6.864000 %
B4     36229RBW8       995.49635539    1.16143246      5.69424297   6.85567543          994.33492294     B4            6.864000 %
B5     36229RBX6       995.49635539    1.16143246      5.69424297   6.85567543          994.33492294     B5            6.864000 %
B6     36229RBY4       995.49636118    1.16140858      5.69423952   6.85564810          994.33495260     B6            6.864000 %
R1     36229RBT5         0.00000000    0.00000000      0.10000000   0.10000000            0.00000000     R1            6.783051 %
R2     36229RBU2         0.00000000    0.00000000      0.10000000   0.10000000            0.00000000     R2            6.783051 %
R3     36229RBV0         0.00000000    0.00000000      0.10000000   0.10000000            0.00000000     R3            6.783051 %
TOTALS                 774.26092098   76.14827374      3.51081410  79.65908784          698.11264724

X1     36229RBN8       781.92395793    0.00000000      0.97392402   0.97392402          701.36957121     X1            1.494658 %
X2     36229RBP3       676.92793390    0.00000000      0.63552599   0.63552599          618.43371808     X2            1.126606 %

----------------------------------------------------------------------------------------------------    ---------------------------

If there are any questions or comments, please contact the Relationship Manager listed below.

                     --------------------------------------
                                 Belen Bautista
               JPMorgan Chase Bank - Structured Finance Services
                          450 West 33rd St, 14th Floor
                            New York, New York 10001
                     ---------------------------------------

Sec. 4.01(b)    Aggregate Schedule Principal Balance of Each Pool of Mortgage Loans
                                        Pool 1 Mortgage Loans                                                  685,851,531.93
                                        Pool 2 Mortgage Loans                                                   83,986,647.62

Sec. 4.01(c)    Available Distribution                                                                          88,848,933.67
                                        Principal Distribution Amount                                              999,572.15
                                        Principal Prepayment Amount                                             82,972,332.14

Sec. 4.01(e)    Principal Prepayments
                                        Class A1a
                                                              Payoffs in Full                                            0.00
                                                              Partial Principal Prepayments                              0.00
                                                              Liquidation Proceeds                                       0.00
                                                              Condemnation Proceeds                                      0.00
                                                              Insurance Proceeds                                         0.00
                                                              Repurchased Principal                                      0.00
                                        Class A1b
                                                              Payoffs in Full                                   74,420,643.73
                                                              Partial Principal Prepayments                        973,174.54
                                                              Liquidation Proceeds                                       0.00
                                                              Condemnation Proceeds                                      0.00
                                                              Insurance Proceeds                                         0.00
                                                              Repurchased Principal                                      0.00
                                        Class A1c
                                                              Payoffs in Full                                            0.00
                                                              Partial Principal Prepayments                              0.00
                                                              Liquidation Proceeds                                       0.00
                                                              Condemnation Proceeds                                      0.00
                                                              Insurance Proceeds                                         0.00
                                                              Repurchased Principal                                      0.00
                                        Class A1d
                                                              Payoffs in Full                                            0.00
                                                              Partial Principal Prepayments                              0.00
                                                              Liquidation Proceeds                                       0.00
                                                              Condemnation Proceeds                                      0.00
                                                              Insurance Proceeds                                         0.00
                                                              Repurchased Principal                                      0.00
                                        Class A2
                                                              Payoffs in Full                                    7,549,700.59
                                                              Partial Principal Prepayments                         28,813.28
                                                              Liquidation Proceeds                                       0.00
                                                              Condemnation Proceeds                                      0.00
                                                              Insurance Proceeds                                         0.00
                                                              Repurchased Principal                                      0.00
                                        Class B1
                                                              Payoffs in Full                                            0.00
                                                              Partial Principal Prepayments                              0.00
                                                              Liquidation Proceeds                                       0.00
                                                              Condemnation Proceeds                                      0.00
                                                              Insurance Proceeds                                         0.00
                                                              Repurchased Principal                                      0.00
                                        Class B2
                                                              Payoffs in Full                                            0.00
                                                              Partial Principal Prepayments                              0.00
                                                              Liquidation Proceeds                                       0.00
                                                              Condemnation Proceeds                                      0.00
                                                              Insurance Proceeds                                         0.00
                                                              Repurchased Principal                                      0.00
                                        Class B3
                                                              Payoffs in Full                                            0.00
                                                              Partial Principal Prepayments                              0.00
                                                              Liquidation Proceeds                                       0.00
                                                              Condemnation Proceeds                                      0.00
                                                              Insurance Proceeds                                         0.00
                                                              Repurchased Principal                                      0.00
                                        Class B4
                                                              Payoffs in Full                                            0.00
                                                              Partial Principal Prepayments                              0.00
                                                              Liquidation Proceeds                                       0.00
                                                              Condemnation Proceeds                                      0.00
                                                              Insurance Proceeds                                         0.00
                                                              Repurchased Principal                                      0.00
                                        Class B5
                                                              Payoffs in Full                                            0.00
                                                              Partial Principal Prepayments                              0.00
                                                              Liquidation Proceeds                                       0.00
                                                              Condemnation Proceeds                                      0.00
                                                              Insurance Proceeds                                         0.00
                                                              Repurchased Principal                                      0.00
                                        Class B6
                                                              Payoffs in Full                                            0.00
                                                              Partial Principal Prepayments                              0.00
                                                              Liquidation Proceeds                                       0.00
                                                              Condemnation Proceeds                                      0.00
                                                              Insurance Proceeds                                         0.00
                                                              Repurchased Principal                                      0.00

Sec. 4.01(f)    Interest Payment
                                        Class A1a
                                                              Accrued and Paid for Current Month                         0.00
                                                              Accrued and Paid from Prior Months                         0.00
                                        Class A1b
                                                              Accrued and Paid for Current Month                   400,218.75
                                                              Accrued and Paid from Prior Months                         0.00
                                        Class A1c
                                                              Accrued and Paid for Current Month                 1,976,760.00
                                                              Accrued and Paid from Prior Months                         0.00
                                        Class A1d
                                                              Accrued and Paid for Current Month                   886,242.03
                                                              Accrued and Paid from Prior Months                         0.00
                                        Class A2
                                                              Accrued and Paid for Current Month                   467,011.76
                                                              Accrued and Paid from Prior Months                         0.00
                                        Class X1
                                                              Accrued and Paid for Current Month                   922,283.65
                                                              Accrued and Paid from Prior Months                         0.00
                                        Class X2
                                                              Accrued and Paid for Current Month                    83,223.40
                                                              Accrued and Paid from Prior Months                         0.00
                                        Class B1
                                                              Accrued and Paid for Current Month                    56,509.63
                                                              Accrued and Paid from Prior Months                         0.00
                                        Class B2
                                                              Accrued and Paid for Current Month                    34,535.56
                                                              Accrued and Paid from Prior Months                         0.00
                                        Class B3
                                                              Accrued and Paid for Current Month                    25,117.29
                                                              Accrued and Paid from Prior Months                         0.00
                                        Class B4
                                                              Accrued and Paid for Current Month                     6,280.75
                                                              Accrued and Paid from Prior Months                         0.00
                                        Class B5
                                                              Accrued and Paid for Current Month                     6,280.75
                                                              Accrued and Paid from Prior Months                         0.00
                                        Class B6
                                                              Accrued and Paid for Current Month                    12,565.82
                                                              Accrued and Paid from Prior Months                         0.00

Sec. 4.01(g)    Trust Fees
                                        Servicer Fee Paid                                                          177,877.12
                                        Trustee Fee Paid                                                             5,336.31

Sec. 4.01(h)    Monthly Advances
                                        Current Period Advances                                                          0.00
                                        Current Period Reimbursed Advances                                               0.00
                                        Aggregate Unreimbursed Advances                                                  0.00

Sec. 4.01(i)    Administrator Advances
                                        Current Period Advances                                                          0.00
                                        Current Period Reimbursed Advances                                               0.00
                                        Aggregate Unreimbursed Advances                                                  0.00

Sec. 4.01(k)                            Number of Outstanding Mortgage Loans                                            1,683
                                        Balance of Outstanding Mortgage Loans                                  769,838,179.55

Sec. 4.01(l)     Number and Balance of Delinquent Loans
                  Group Totals
                                                            Principal
                  Period                Number                Balance              Percentage
                 0-30 days                       0                     0.00                  0.00 %
                 31-60 days                      1               561,391.71                  0.07 %
                 61-90 days                      0                     0.00                  0.00 %
                 91-120 days                     1               759,292.62                  0.10 %
                 121+days                        0                     0.00                  0.00 %
                  Total                          2             1,320,684.33                  0.17 %


Sec. 4.01(l)     Number and Balance of REO Loans
                 Group Totals
                                       Principal
                  Number               Balance                Percentage
                            0                    0.00                  0.00 %

Sec. 4.01(l)     Number and Balance of Loans in Bankruptcy
                 Group Totals
                                       Principal
                  Number               Balance                Percentage
                            0                    0.00                  0.00 %

Sec. 4.01(m)     Number and Balance of Loans in Foreclosure


                 Group Totals
                                       Principal
                  Number               Balance                Percentage
                            0                    0.00                  0.00 %

Sec. 4.01(o)       Aggregate Principal Payment
                                         Scheduled Principal                                                  999,572.15
                                         Payoffs                                                           81,970,344.32
                                         Prepayments                                                        1,001,987.82
                                         Liquidation Proceeds                                                       0.00
                                         Condemnation Proceeds                                                      0.00
                                         Insurance Proceeds                                                         0.00
                                         Realized Losses                                                            0.00

                                         Realized Losses Group 1                                                    0.00
                                         Realized Losses Group 2                                                    0.00
                                         Realized Gains                                                             0.00

Sec. 4.01(p)       Aggregate Amount of Mortgage Loans Repurchased                                                   0.00

Sec. 4.01(q)       Aggregate Amount of Shortfall Allocated for Current Period
                                         Class A1a                                                                  0.00
                                         Class A1b                                                                  0.00
                                         Class A1c                                                                  0.00
                                         Class A1d                                                                  0.00
                                         Class A2                                                                   0.00
                                         Class X1                                                                   0.00
                                         Class X2                                                                   0.00
                                         Class B1                                                                   0.00
                                         Class B2                                                                   0.00
                                         Class B3                                                                   0.00
                                         Class B4                                                                   0.00
                                         Class B5                                                                   0.00
                                         Class B6                                                                   0.00

Sec. 4.01(s) Group I
                     Senior Percentage                                                                         97.150000 %
                     Senior Prepayment Percentage                                                             100.000000 %
                     Subordinate Percentage                                                                     2.850000 %
                     Subordinate Prepayment Percentage                                                          0.000000 %

Sec. 4.01(s) Group II
                    Senior Percentage                                                                         96.720000 %
                    Senior Prepayment Percentage                                                             100.000000 %
                    Subordinate Percentage                                                                     3.280000 %
                    Subordinate Prepayment Percentage                                                          0.000000 %

Aggregate
                    Scheduled Principal                                                                        999,572.15
                    Unscheduled Principal                                                                   82,972,332.14
                    Beginning Balance                                                                      853,810,083.84
                    Ending Balance                                                                         769,838,179.55
                    Net Wac                                                                                       6.85449
                    Weighted Averge Maturity                                                                       323.00
Groups
                    Net Wac Group 1                                                                               6.78305
                    Net Wac Group 2                                                                               7.44861

                    Wam Group 1                                                                                    322.00
                    Wam Group 2                                                                                    333.00




                    Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.

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